Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert L. Bailey hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. (“PMC”), that, to my knowledge, the Annual Report of PMC on Form 10-K for the annual period ended December 28, 2003, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMC.

Date:	March 12, 2004	By:	/s/ Robert L. Bailey
Robert L. Bailey
President and Chief Executive Officer